Subsequent event	12 Months Ended
Dec. 31, 2021
Subsequent event
Subsequent event

28. Subsequent event

a.	Dividend payments

On January 19, 2022, a single dividend payment was made in the amount of Ps. 4,325,841 in the amount of Ps. 11.201923995 pesos per share upon delivery of coupon number 4. The dividend was declared in resolutions adopted by its General Ordinary and Extraordinary Shareholders’ Meeting, held on December 22, 2021, in which the Board of Directors was delegated to determine the amount and date of payment of the dividend.

b.	Debt issuance and bank loans repayment

On March 31, 2022, GACN completed of its issuance of Ps. 4,000,000 in bonds linked to long-term sustainability, in two tranches, one at a variable rate and the other at a fixed rate The variable rate tranche in the amount of Ps. 1,700,000 in 5-year bonds at a variable rate at 28-day TIIE plus 14 basis points. The fixed rate tranche Ps. 2,300,000 in 7-year bonds at a fixed rate of 9.35%. The Bonds will be paid at maturity. With these issuances proceeds of the Issuances, GACN has prepaid short-term loans for a total amount of Ps. 2,700,000. The remaining proceeds will be used primarily to finance investments committed under the Master Development Program for the Group's airports.

c.	Dividend declaration

On April 22, 2022, at the Shareholders’ Meeting, shareholders approved, among other matters, the payment of a cash dividend to shareholders of Ps.2,300,000 which will be paid in two installments: the first installment of Ps.1,800,000 no later than May 31, 2022, and a second installment of Ps.500,000, no later than July 31, 2022.